UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2007

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

215-231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 9, 2007, Radian Group Inc. (“Radian”) mailed its 2006 Annual Report to its stockholders. The Annual Report includes a letter to stockholders from S.A. Ibrahim, Radian’s Chief Executive Officer. This letter is furnished below as Item 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 as if fully set forth herein.

Item 8.01.	Other Events.

As previously disclosed, in connection with the merger of Radian with MGIC Investment Corporation (“MGIC”), Radian and MGIC each filed a notice on March 6, 2007 with the U.S. Federal Trade Commission and the U.S. Department of Justice in satisfaction of the filing requirements under the Hart-Scott-Rodino Act. A merger reportable under the applicable requirements of the Hart-Scott-Rodino Act may not be completed for 30 days after submission of that notice, which period may be extended by an agency request for additional information or terminated at any time with the approval of both agencies.

The 30-day waiting period for the proposed Radian/MGIC transaction was not extended and expired on April 5, 2007 at 11:59 p.m. Eastern Daylight Time. Radian and MGIC currently anticipate completing the merger late in the third quarter or early in the fourth quarter of 2007; however, Radian and MGIC cannot be certain when, or if, the merger will occur. To complete the merger, both Radian and MGIC must first obtain stockholder approval as well as additional regulatory approvals.

*    *    *

Additional Information about the Radian/MGIC Transaction

MGIC Investment Corporation and Radian Group Inc. have filed a joint proxy statement/prospectus and other relevant documents concerning the MGIC/Radian merger transaction with the United States Securities and Exchange Commission (the SEC). STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain these documents free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by MGIC are available free of charge by contacting Investor Relations at MGIC Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian are available free of charge by calling Investor Relations at (215) 231-1486.

Radian and MGIC and their respective directors and executive officers, certain members of management and other employees are participants in the solicitation of proxies from Radian stockholders and MGIC stockholders with respect to the proposed merger transaction. Information regarding the directors and executive officers of Radian and MGIC and the interests of such participants are included in the joint proxy statement/prospectus filed with the SEC which relates to the merger transaction, Radian’s 2007 annual meeting of stockholders and MGIC’s 2007 annual meeting of stockholders—and in the other relevant documents filed with the SEC.

All statements contained herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Radian and MGIC, including future financial and operating results, and other statements that are not historical facts. These statements are made on the basis of management’s current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments are investigating captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; risks associated with the Radian/MGIC transaction, including the ability to obtain regulatory approvals of the Radian/MGIC transaction on the proposed terms and schedule; the failure of Radian or MGIC stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; and potential sales of assets in connection with the merger.

For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this report to reflect new information, future events or for any other reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

*99.1	Letter to Stockholders dated April 2007 from S.A. Ibrahim, Chief Executive Officer of Radian.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: April 9, 2007	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Vice President and Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Letter to Stockholders dated April 2007 from S.A. Ibrahim, Chief Executive Officer of Radian.

*	Furnished herewith.